UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2006

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 Rutherford Road, Carlsbad, California		92008-7328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 931-1771

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

The Compensation and Management Succession Committee (the “Committee”) of the Board of Directors of Callaway Golf Company (the “Company”) approved grants of restricted stock, stock options and performance shares, effective as of January 27, 2006, under the Company’s 2004 Equity Incentive Plan to Steven C. McCracken, Bradley J. Holiday, Robert A. Penicka and John F. Melican. Each of these executive officers received stock options, restricted stock and performance shares as provided below.

Name	Stock Options	Shares of Restricted Stock	Performance Shares
Steven C. McCracken	31,677	10,173	Up to 15,260
Bradley J. Holiday	31,677	10,173	Up to 15,260
Robert A. Penicka	31,677	10,173	Up to 15,260
John F. Melican	15,839	5,086	Up to 7,629

The stock options have an exercise price equal to the fair market value of the Company’s common stock on the effective date of grant. The stock options vest over a three year period with one-third vesting at the end of each year from the date of grant and will expire on January 27, 2016. The Form of Notice of Grant of Stock Option and Option Agreement for Officers is filed herewith as Exhibit 10.61 and is incorporated herein by this reference.

The restricted stock is subject to certain restrictions on transfer and forfeiture if the executive officer ceases to be an employee of the Company. The restricted stock is scheduled to vest on January 27, 2009, subject to accelerated vesting upon certain change in control events and upon certain termination of employment events. The Form of Restricted Stock Grant for Officers is filed herewith as Exhibit 10.62 and incorporated herein by this reference.

The performance shares represent the right to receive shares of the Company’s common stock and will be paid only if the Company achieves a minimum performance threshold as of the end of the three year performance period from 2006 through 2008, with the number of performance shares earned ultimately determined based on the degree to which the Company meets financial targets as of the end of the performance period. For the 2006-2008 performance period, the financial target metric is Average Economic Profit Spread, which is based on return on invested capital minus the weighted average cost of capital. The final number of performance shares paid to the executive officers will be approved by the Committee and will only be paid provided the executive officer is employed on the last day of the performance period. The Form of Performance Unit Grant is filed herewith as Exhibit 10.63 and is incorporated herein by this reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are being filed or furnished herewith:

Exhibit No.	Description

10.61	Form of Notice of Grant of Stock Option and Option Agreement for Officers

10.62	Form of Restricted Stock Grant for Officers

10.63	Form of Performance Unit Grant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Dated: February 2, 2006	By:	/s/ Bradley J. Holiday
Bradley J. Holiday
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.61	Form of Notice of Grant of Stock Option and Option Agreement for Officers

10.62	Form of Restricted Stock Grant for Officers

10.63	Form of Performance Unit Grant